ACQUISITIONS	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [Abstract]
ACQUISITIONS [Text Block]

5 ACQUISITIONS

Florida Canyon Gold Inc.

On November 8, 2024 ("Closing Date"), the Company completed the acquisition of FCGI and its Florida Canyon mine, an open-pit operating gold mine located in Nevada, USA ("FCGI Transaction"). As part of the FCGI Transaction, the Company acquired all of the issued and outstanding shares of FCGI at an exchange ratio of 0.467 common shares of the Company for each common share of FCGI. All outstanding FCGI options not exercised prior to the acquisition date were replaced with Integra options. Mexican assets previously owned by FCGI were sold prior to the completion of the acquisition.

On the Closing Date, the Company issued 65,213,010 common shares in exchange for all of FCGI's issued and outstanding common shares and replaced FCGI options into 92,301 Integra options, for a total consideration of $72.7 million.

The Company has determined that this transaction represents a business combination under IFRS 3, with Integra identified as the acquirer. The Company has consolidated the operating results, cash flows and net assets of FCGI from November 8, 2024. For the period from Closing Date to December 31, 2024, the Florida Canyon mine contributed revenue of $30.4 million and incurred an income before income taxes of $4.1 million. If the acquisition of Florida Canyon mine had taken place on January 1, 2024, pro-forma consolidated revenue and loss before income taxes for the Company would have been $172.8 million and $9.7 million respectively, for the year ended December 31, 2024. Transaction and integration costs of $3.9 million have been expensed and are presented as part of other income (note 20).

The following table summarizes the fair value of the consideration paid and the fair values of the assets acquired and liabilities assumed on the Closing Date:

Purchase price
65,213,010 Common shares issued to FCGI shareholders[1]	$72,652
92,301 Integra options in exchange for FCGI stock options[2]	17
$72,669

1. The fair value of the common shares issued to FCGI shareholders was determined using the Company’s share price of CA$1.55 ($1.11) per share on the Closing Date.

2. The fair value of the replacement options was determined using the Black-Scholes option pricing model with the following weighted average assumptions: exercise price of $2.24 Integra share price of $1.11, expected life of 2.25, expected volatility of 60%, dividend yield of nil%, and risk-free interest rate of 3.08%.

Net assets acquired
Cash and cash equivalents	$21,655
Trade and other receivables	4,592
Inventories	62,430
Restricted cash and reclamation deposits	14,905
Mineral properties, plant and equipment, including right-of-use assets	40,584
Deferred tax assets	1,017
Other assets	3,155
Accounts payable and accrued liabilities	(17,453)
Current income tax liabilities	(4,912)
Lease liabilities	(9,196)
Reclamation and remediation liabilities	(29,817)
Other liabilities	(110)
Fair value of net assets acquired	$86,850

The fair values of mineral properties and reclamation provisions were estimated using discounted cash flow models. The fair value of inventories was determined based on the future estimated cash flows from sales of payable metal produced and are adjusted for costs to complete and expected profit margin. The right-of-use assets and lease liabilities were recorded based on the present value of future lease payments over the expected term of the lease at the implicit interest rate. The fair values of plant and equipment were estimated using market or cost approaches. Expected future cash flows, used to estimate the fair value of mineral properties, are based on estimates of future gold prices, projected future production, estimated quantities of ore reserves, metallurgical recovery estimates, expected future production costs, expected capital expenditures, and discount rates based on the life of mine plan at the transaction date. In the case of lease liabilities, estimates of expected future lease payments are based on estimated machine hours and minimum usage guarantees. The fair value of receivables, less any expected credit losses, and payables are equal to their gross contractual amounts at the transaction date. Expected future cash flows associated with the reclamation and closure cost provisions were based on estimates of the future expenditures required to settle the obligation for disturbances at the acquisition date and using a discount rate equal to the Company’s estimated cost of debt. FCGI is subject to a notice of civil claim related to a corporate transaction (note 25). The Company has reviewed the claim and is of the view that it is without merit. However, the outcome of the claim, and amount of any possible obligation, was not determinable as of the Closing Date. Accordingly, no liability was accrued in the FCGI purchase price allocation.

The Company recognized a bargain purchase gain of $14.2 million ("Purchase Gain"), equal to the excess of the fair value of the net assets acquired over the total consideration in other income on the consolidated statements of loss and comprehensive loss during the year ended December 31, 2024 (note 20). The Purchase Gain was mainly related to the increase in the price of gold between the July 2024 definitive agreement and the November 8, 2024 closing date, which had an impact on the fair value of the assets acquired in the FCGI Transaction.

Millennial Precious Metals Corp.

On February 26, 2023, the Company entered into a definitive plan of arrangement with MPM pursuant to which Integra acquired all of the issued and outstanding common shares of MPM ("MPM Acquisition"). Each MPM shareholder received 0.092 common shares of Integra for each share of MPM held. Each stock option of MPM was exchanged for stock options of the Company. The transaction was approved by the security holders of MPM on April 26, 2023 and closed on May 4, 2023. In connection with the MPM Acquisition, the Company issued 16,872,050 common shares in exchange of MPM common shares, 764,704 stock options to replace MPM stock options and assumed 21,903,504 MPM warrants (convertible into 2,015,122 Integra shares). Based on the closing share price of Integra on May 4, 2023, the fair value of the consideration, including transaction costs, was $24.0 million.

Purchase price
Issuance of 16,872,050 shares of Integra to MPM's shareholders	$22,698
Issuance of 764,704 options of Integra to MPM's option holders	31
Fair value of MPM warrants assumed by Integra	45
Transaction costs	1,223
$23,997

Net assets acquired
Cash	324
Receivables	104
Prepaid	19
Restricted cash	155
Security and reclamation deposits	45
Lease receivable	209
Right of use assets	377
Property, plant and equipment	264
Exploration and evaluation assets	24,484
Accounts payable and accrued liabilities	(1,328)
Lease liability	(542)
Provision for site reclamation and remediation	(114)
Fair value of net assets acquired	$23,997

The Company has determined that this transaction qualified as an asset acquisition under IFRS 3, as MPM primarily consisted of exploration and evaluation assets with no operational processes to generate outputs. The purchase price was allocated to the  acquired net assets based on their estimated fair values at the time of acquisition.